Exhibit 99.4

LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

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LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Six Months Ended June 30, 2011

	LINN Energy Historical	Panther Historical	SandRidge Historical	Concho Historical	Pro Forma Adjustments		LINN Energy Pro Forma
	(in thousands, except per unit amounts)
Revenues and other:
Oil, natural gas and natural gas liquids sales	$543,097	$24,968	$8,349	$5,899	$—		$582,313
Losses on oil and natural gas derivatives	(163,961)	—	—	—	—		(163,961)
Marketing revenues	2,682	—	—	—	—		2,682
Other revenues	2,280	—	—	—	—		2,280
	384,098	24,968	8,349	5,899	—		423,314
Expenses:
Lease operating expenses	102,264	2,694	2,161	437	—		107,556
Transportation expenses	12,331	—	—	—	—		12,331
Marketing expenses	1,853	—	—	—	—		1,853
General and administrative expenses	62,103	—	—	—	—		62,103
Exploration costs	995	—	—	—	—		995
Bad debt expenses	(5)	—	—	—	—		(5)
Depreciation, depletion and amortization	145,711	—	—	—	12,071	(a)	157,940
					158	(b)
Taxes, other than income taxes	36,045	1,641	708	651	—		39,045
Losses on sale of assets and other, net	1,591	—	—	—	—		1,591
	362,888	4,335	2,869	1,088	12,229		383,409
Other income and (expenses):
Loss on extinguishment of debt	(94,372)	—	—	—	—		(94,372)
Interest expense, net of amounts capitalized	(125,825)	—	—	—	(6,088)	(c)	(132,703)
					(790)	(d)
Other, net	(4,718)	—	—	—	—		(4,718)
	(224,915)	—	—	—	(6,878)		(231,793)
Income (loss) before income taxes	(203,705)	20,633	5,480	4,811	(19,107)		(191,888)
Income tax expense	(5,868)	—	—	—	—	(e)	(5,868)
Net income (loss)	$(209,573)	$20,633	$5,480	$4,811	$(19,107)		$(197,756)
Net loss per unit:
Basic	$(1.25)						$(1.16)
Diluted	$(1.25)						$(1.16)
Weighted average units outstanding:
Basic	169,104						172,582
Diluted	169,104						172,582

The accompanying notes are an integral part of these pro forma condensed combined statements of operations.

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LINN ENERGY, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2010

	LINN Energy Historical	Panther Historical	SandRidge Historical	Concho Historical	Pro Forma Adjustments		LINN Energy Pro Forma
	(in thousands, except per unit amounts)
Revenues and other:
Oil, natural gas and natural gas liquids sales	$690,054	$42,122	$32,341	$29,728	$—		$794,245
Gains on oil and natural gas derivatives	75,211	—	—	—	—		75,211
Marketing revenues	3,966	—	—	—	—		3,966
Other revenues	3,049	—	—	—	—		3,049
	772,280	42,122	32,341	29,728	—		876,471
Expenses:
Lease operating expenses	158,382	4,796	12,446	1,309	—		176,933
Transportation expenses	19,594	—	—	—	—		19,594
Marketing expenses	2,716	—	—	—	—		2,716
General and administrative expenses	99,078	—	—	—	—		99,078
Exploration costs	5,168	—	—	—	—		5,168
Bad debt expenses	(46)	—	—	—	—		(46)
Depreciation, depletion and amortization	238,532	—	—	—	36,583	(a)	275,675
					560	(b)
Impairment of goodwill and long-lived assets	38,600	—	—	—	—		38,600
Taxes, other than income taxes	45,182	2,956	2,728	3,355	—		54,221
Losses on sale of assets and other, net	6,536	—	—	—	—		6,536
	613,742	7,752	15,174	4,664	37,143		678,475
Other income and (expenses):
Interest expense, net of amounts capitalized	(193,510)	—	—	—	(14,612)	(c)	(210,019)
					(1,897)	(d)
Losses on interest rate swaps	(67,908)	—	—	—	—		(67,908)
Other, net	(7,167)	—	—	—	—		(7,167)
	(268,585)	—	—	—	(16,509)		(285,094)
Income (loss) before income taxes	(110,047)	34,370	17,167	25,064	(53,652)		(87,098)
Income tax expense	(4,241)	—	—	—	—	(e)	(4,241)
Net income (loss)	$(114,288)	$34,370	$17,167	$25,064	$(53,652)		$(91,339)

Net loss per unit:
Basic	$(0.80)						$(0.60)
Diluted	$(0.80)						$(0.60)
Weighted average units outstanding:
Basic	142,535						152,688
Diluted	142,535						152,688

The accompanying notes are an integral part of these pro forma condensed combined statements of operations.

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LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS

Note 1 – Basis of Presentation

The unaudited pro forma condensed combined statements of operations of Linn Energy, LLC (“LINN Energy” or the “Company”) for the six months ended June 30, 2011, and year ended December 31, 2010, are derived from:

•	the historical consolidated financial statements of LINN Energy;
•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from Panther Energy Company, LLC and Red Willow Mid-Continent, LLC (collectively referred to as “Panther” and the properties, the “Panther Properties”);

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from SandRidge Exploration and Production, LLC (“SandRidge” and the properties, the “SandRidge Properties”); and

•
the historical statements of revenues and direct operating expenses of certain oil and natural gas properties acquired from an affiliate of Concho Resources Inc. (“Concho” and the properties, the “Concho Properties” and together with the Panther Properties and the SandRidge Properties, the “Properties”).

The unaudited pro forma condensed combined statements of operations give effect to the acquisitions of Properties as if the transactions had occurred on January 1, 2010.  The transactions and the related adjustments are described in the accompanying notes.  In the opinion of Company management, all adjustments have been made that are necessary to present fairly, in accordance with Regulation S-X, the pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined statements of operations are presented for illustrative purposes only, and do not purport to be indicative of the results of operations that would actually have occurred if the transactions described had occurred as presented in such statements or that may be obtained in the future.  In addition, future results may vary significantly from those reflected in such statements due to factors described in “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and elsewhere in the Company’s reports and filings with the Securities and Exchange Commission (“SEC”).

The unaudited pro forma condensed combined statements of operations should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto included in its Annual Report on Form 10-K for the year ended December 31, 2010.  The pro forma statements should also be read in conjunction with the historical statements of revenues and direct operating expenses for the Properties acquired from Panther, SandRidge and Concho and the notes thereto filed as exhibits 99.1, 99.2 and 99.3 to the Current Report on Form 8-K of which this Exhibit 99.4 is a part.

Note 2 – Acquisition Dates

The results of operations of the Properties have been included in the historical financial statements of the Company since their respective acquisition dates.

The acquisition of Panther Properties was completed on June 1, 2011, with an effective date of January 1, 2011, for total consideration of approximately $222 million.

The acquisition of SandRidge Properties was completed on April 1, 2011, with the same effective date, for total consideration of approximately $200 million.

The acquisition of Concho Properties was completed on March 31, 2011, with an effective date of March 1, 2011, for total consideration of approximately $194 million.

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LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

Note 3 – Preliminary Acquisition Accounting

These acquisitions were accounted for under the acquisition method of accounting.  Accordingly, the Company conducted assessments of net assets acquired and recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while transaction and integration costs associated with the acquisitions were expensed as incurred.  The initial accounting for the business combinations is not complete and adjustments to provisional amounts, or recognition of additional assets acquired or liabilities assumed, may occur as more detailed analyses are completed and additional information is obtained about the facts and circumstances that existed as of the acquisition dates.

The following presents the values assigned to the net assets acquired as of the acquisition dates (in thousands):

Assets:
Oil and natural gas properties	$625,275

Liabilities:
Current liabilities	$2,186
Asset retirement obligations	6,813
Total liabilities assumed	$8,999
Net assets acquired	$616,276

Current liabilities include ad valorem taxes payable and environmental liabilities.

The fair values of oil and natural gas properties and asset retirement obligations were measured using valuation techniques that convert future cash flows to a single discounted amount.  Significant inputs to the valuation of oil and natural gas properties include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; (iv) estimated future cash flows; and (v) a market-based weighted average cost of capital rate.

Note 4 – Pro Forma Adjustments

The Company’s historical results of operations include the results of Properties acquired from Panther, SandRidge and Concho since the acquisition dates.  The pro forma statements of operations include adjustments to reflect the acquisitions as if they had occurred on January 1, 2010.  The unaudited pro forma condensed combined statements of operations have been adjusted to:

(a)	record incremental depreciation, depletion and amortization expense, using the units-of-production method, related to oil and natural gas properties acquired as follows:

•	For the period from January 1 through June 1, 2011, and for the year ended December 31, 2010, $7 million and $18 million, respectively, related to the Panther Properties.
•	For the period from January 1 through April 1, 2011, and for the year ended December 31, 2010, $2 million and $9 million, respectively, related to the SandRidge Properties.
•	For the period from January 1 through March 31, 2011, and for the year ended December 31, 2010, $3 million and $10 million, respectively, related to the Concho Properties.

(b)	record accretion expense related to asset retirement obligations on oil and natural gas properties acquired as follows:

•	For the period from January 1 through June 1, 2011, and for the year ended December 31, 2010, $26,000 and $59,000, respectively, related to the Panther Properties.

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LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

•	For the period from January 1 through April 1, 2011, and for the year ended December 31, 2010, $128,000 and $489,000, respectively, related to the SandRidge Properties.
•	For the period from January 1 through March 31, 2011, and for the year ended December 31, 2010, $3,000 and $12,000, respectively, related to the Concho Properties.

(c)	record interest expense as follows:

•	incremental debt of approximately $222 million incurred to fund the purchase price of the Panther Properties; the assumed interest rate was 6.5%

A 1/8 percentage change in the assumed interest rate would result in an adjustment to pro forma net loss as follows:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
	(in thousands)

Panther Properties	$141	$281

(d)	record incremental amortization of deferred financing fees associated with debt incurred to fund the purchase price of the Panther Properties

(e)
The Company is treated as a partnership for federal and state income tax purposes.  The Company subsidiaries that acquired the Properties are also treated as partnerships for federal and state income tax purposes.  Accordingly, no recognition has been given to federal and state income taxes in the accompanying unaudited pro forma condensed combined statements of operations.

The pro forma statements of operations also include an adjustment to the weighted average units outstanding to reflect units issued to fund the purchase price of the SandRidge Properties and the Concho Properties.

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LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

Note 5 – Supplemental Oil and Natural Gas Reserve Information

The following tables set forth certain unaudited pro forma information concerning LINN Energy’s proved oil, natural gas and natural gas liquids (“NGL”) reserves for the year ended December 31, 2010, giving effect to the Properties acquired from Panther, SandRidge and Concho as if they had occurred on January 1, 2010.  There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development costs.  The following reserve data represent estimates only and should not be construed as being precise.

	Year Ended December 31, 2010
	LINN Energy Historical	Panther Historical	SandRidge Historical		Concho Historical		LINN Energy Pro Forma
	Natural Gas (Bcf)
Proved developed and undeveloped reserves:
Beginning of year	774	29	9		6		818
Revisions of previous estimates	22	1	1		1		25
Purchase of minerals in place	369	—	—		—		369
Extension and discoveries	118	—	—		—		118
Production	(50)	(2)	—	(1)	—	(1)	(52)
End of year	1,233	28	10		7		1,278
Proved developed reserves:
Beginning of year	549	13	6		2		570
End of year	805	12	6		2		825
Proved undeveloped reserves:
Beginning of year	225	16	3		4		248
End of year	428	16	4		5		453

(1)	SandRidge and Concho had 365 MMcf and 188 MMcf, respectively, of natural gas production during the year ended December 31, 2010.

	Year Ended December 31, 2010
	LINN Energy Historical	Panther Historical	SandRidge Historical	Concho Historical	LINN Energy Pro Forma
	Oil and NGL (MMBbls)
Proved developed and undeveloped reserves:
Beginning of year	156.3	5.1	8.3	7.0	176.7
Revisions of previous estimates	9.1	0.1	1.0	0.6	10.8
Purchase of minerals in place	50.3	—	—	—	50.3
Extension and discoveries	19.4	—	—	—	19.4
Production	(7.8)	(0.4)	(0.4)	(0.4)	(9.0)
End of year	227.3	4.8	8.9	7.2	248.2
Proved developed reserves:
Beginning of year	111.8	1.9	4.4	2.7	120.8
End of year	142.9	1.5	4.8	2.3	151.5
Proved undeveloped reserves:
Beginning of year	44.5	3.2	3.9	4.3	55.9
End of year	84.4	3.3	4.1	4.9	96.7

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LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

	Year Ended December 31, 2010
	LINN Energy Historical	Panther Historical	SandRidge Historical	Concho Historical	LINN Energy Pro Forma
	Total (Bcfe)
Proved developed and undeveloped reserves:
Beginning of year	1,712	59	59	49	1,879
Revisions of previous estimates	77	1	7	4	89
Purchase of minerals in place	671	—	—	—	671
Extension and discoveries	234	—	—	—	234
Production	(97)	(4)	(3)	(3)	(107)
End of year	2,597	56	63	50	2,766
Proved developed reserves:
Beginning of year	1,220	25	32	19	1,296
End of year	1,662	21	35	17	1,735
Proved undeveloped reserves:
Beginning of year	492	34	27	30	583
End of year	935	35	28	33	1,031

Summarized in the following table is information for the standardized measure of discounted cash flows relating to proved reserves as of December 31, 2010, giving effect to the Properties.  There are no future income tax expenses because the Company is not subject to federal income taxes.  Limited liability companies are subject to state income taxes in Texas and Michigan; however, these amounts are immaterial.  The standardized measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the oil and natural gas reserves of the properties.  An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, the value of unproved properties, and consideration of expected future economic and operating conditions.  For a discussion of the assumptions used in preparing the information presented, refer to the Company’s financial statements for the fiscal year ended December 31, 2010, as well as to the historical statements of revenues and direct operating expenses of the Properties included elsewhere in this Form 8-K.

	December 31, 2010
	LINN Energy Historical	Panther Historical	SandRidge Historical	Concho Historical	LINN Energy Pro Forma
	(in thousands)

Future estimated revenues	$20,160,275	$518,415	$732,598	$531,546	$21,942,834
Future estimated production costs	(6,825,147)	(139,794)	(326,185)	(141,514)	(7,432,640)
Future estimated development costs	(1,733,929)	(142,260)	(123,998)	(130,786)	(2,130,973)
Future net cash flows	11,601,199	236,361	282,415	259,246	12,379,221
10% annual discount for estimated timing of cash flows	(7,377,667)	(98,417)	(172,702)	(149,657)	(7,798,443)
Standardized measure of discounted future net cash flows	$4,223,532	$137,944	$109,713	$109,589	$4,580,778

Representative NYMEX prices: (1)
Natural gas (MMBtu)	$4.38
Oil (Bbl)	$79.29

(1)
In accordance with SEC regulations, reserves at December 31, 2010, were estimated using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month, unless prices are

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LINN ENERGY, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS - Continued

defined by contractual arrangements, excluding escalations based upon future conditions. The price used to estimate reserves is held constant over the life of the reserves.

The following table summarizes the principal sources of change in the standardized measure of discounted future net cash flows:

	Year Ended December 31, 2010
	LINN Energy Historical	Panther Historical	SandRidge Historical	Concho Historical	LINN Energy Pro Forma
	(in thousands)

Sales and transfers of oil, natural gas and NGL produced during the period	$(466,964)	$(34,370)	$(17,167)	$(25,064)	$(543,565)
Changes in estimated future development costs	(56,001)	4	(3,818)	(6,766)	(66,581)
Net change in sales and transfer prices and production costs related to future production	886,438	49,027	40,529	39,938	1,015,932
Purchase of minerals in place	1,277,134	―	―	―	1,277,134
Extensions, discoveries, and improved recovery	329,642	―	―	―	329,642
Previously estimated development costs incurred during the period	42,947	―	―	―	42,947
Net change due to revisions in quantity estimates	164,999	5,349	16,450	14,119	200,917
Accretion of discount	172,328	10,698	5,477	8,050	196,553
Changes in production rates and other	149,727	251	13,469	(1,184)	162,263
	$2,500,250	$30,959	$54,940	$29,093	$2,615,242

It is necessary to emphasize that the data presented should not be viewed as representing the expected cash flow from, or current value of, existing proved reserves since the computations are based on a large number of estimates and arbitrary assumptions.  Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions.  The required projection of production and related expenditures over time requires further estimates with respect to pipeline availability, rates of demand and governmental control.  Actual future prices and costs are likely to be substantially different from the current prices and costs utilized in the computation of reported amounts.  Any analysis or evaluation of the reported amounts should give specific recognition to the computational methods utilized and the limitations inherent therein.